Cash and cash equivalents (Tables)	12 Months Ended
Dec. 31, 2024
Cash and cash equivalents
Schedule of cash on hand and cash held at bank

	December 31, 2023		December 31, 2024
		USD		USD
(In thousands)	Amount	equivalent	Amount	equivalent
RMB	648,445	91,553	585,376	81,434
USD	76,636	76,636	89,514	89,514
SGD	3,231	2,446	7,327	5,437
Hong Kong Dollar	1,275	163	7,296	940
Indonesian Rupiahs	58,128	4	71,292	4
Total	—	170,802	—	177,329